The
Corporate
Fund
Accumulation
Program,
Inc.




Semi-Annual Report

June 30, 2000



The Corporate Fund Investment Accumulation Program is only open to holders of units of Corporate Income Fund, International Bond Fund and Corporate Investment Trust Fund for reinvestment of distributions on those units. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the six months ended June 30, 2000, The Corporate Fund
Accumulation Program, Inc. provided a total investment return of +2.00%, based on a change in per share net asset value from $19.77 to $19.60, and assuming reinvestment of $0.556 per share income dividends.

Market Review
During the six-month period ended June 30, 2000, fixed-income markets remained volatile as interest rates moved in a manner that produced an inversion of the yield curve. The front end of the Treasury yield curve suffered as price movement in that portion of the curve remained under pressure when investors demanded greater premiums to account for expected increases in the Federal Reserve Board's overnight rates. Throughout much of the period, the forward Federal Funds market continually reflected 50 basis points--75 basis points (0.50%--0.75%) of expected tightening in the six-month rolling contract. (The forward Federal Funds market provides an indication to buyers and sellers of Federal Funds what the Federal Funds rate is expected to be at some point in the future, while a six-month rolling contract is an indication of what investors expect the Federal Funds level to be in six months.) On the other hand, long-term interest rates were favorably influenced by two separate sets of events. Inflationary fears, which greatly influence yields on the long end of the curve have, for the most part, been contained as a result of the Federal Reserve Board's restrictive monetary policy. Second, a supply imbalance, brought on by the combination of reduced new issuance and a Treasury buy-back program, produced a strong bid for securities in the 20-year--30-year sector.

Federal Reserve Board monetary policy remained focused on the need to provide for a slowing in the US economy, which grew at an alarming 7.3% in the fourth quarter of 1999. Although first quarter growth slowed to 5.5%, the rate is still well above the Federal Reserve Board's comfort range of 3%--3.5%. Consumer spending continues to fuel the economic fires, although recent reports such as new housing sales and auto purchases could arguably point to the beginning of a higher interest rate induced slowdown. Consumers have benefited from low unemployment rates and the wealth effect generated from a strong stock market, although if stock market trends mirror the uninspired results reported during the first half of 2000, consumers may slow spending. Additionally, consumer confidence was impacted by the dotcom sector sell-off, given the implications that high levels of leverage (for example, margin on their brokerage accounts and credit card debt) have on their balance sheets. If the Federal Reserve Board's monetary policy were to produce something greater than a soft landing, or should financial assets experience a sustained correction in value, this would probably translate into a weakening of the economic landscape.

Although inflation has been well contained for the most part, the scope of the global recovery has led to fears of a rekindling of inflation. Commodity pressures, as measured by the Commodities Research Bureau Index, have been building since the beginning of the year. Of prime concern has been a surge in the price of oil, spurred on not only by the Organization of Petroleum Exporting Countries' production limitations but also on expectations of increased demand by recovering economies. With respect to wage inflation, whether one evaluates wage pressures via hourly earnings, real earnings or employment cost measures, the results have pointed to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has served to limit the impact of low unemployment. Furthermore, inflation as measured by both the producer price index and consumer price index remained well within acceptable levels and points to a lack of pricing pressures. Notwithstanding the inflation outlook, we expect the Federal Reserve Board to remain focused on the need to slow economic momentum. The Federal Reserve Board raised the Federal Funds rate by a more aggressive 0.50% at its May Federal Open Market Committee (FOMC) meeting. This move now puts the overnight rate at 6.50%, up 175 basis points in the past year. Given this, and combined with a clear slowing of economic momentum, the Federal Reserve Board kept interest rates the same at its June FOMC meeting, although future interest rate increases are still a possibility.

On the corporate bond front, new issuance, which was minimal as the new year started, began to pick up during the second quarter, although aggregate levels are still below forecast expectations. Investor appetite for investment-grade corporate bonds was somewhat uninspired, given the intent of Federal Reserve Board policy and the lack of liquidity being provided by the market makers. As a result, yield spreads trended toward historical highs during this period, despite a strong business environment and record levels of corporate profitability. Toward the end of the six-month period, and led by the compression in swap spreads (that is, the difference in basis points at which an AA-rated bank could issue debt relative to a similar maturity Treasury security), corporate bond spreads narrowed as investors perceived the Federal Reserve Board may be nearing the end of the push to raise short-term interest rates. This, combined with the very attractive absolute yields, has encouraged some new money to flow into this sector, a trend we believe may continue as we move into the second half of the year. As a result, yield spreads on corporate securities have narrowed.

Portfolio Matters
With respect to investment strategy, we remained committed to the bigger, more liquid issues and emphasized higher coupon bonds. As part of our liquidity strategy, we attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, this strategy seems to have worked as the smaller, less liquid transactions significantly underperformed global transactions. During the first quarter of 2000, our investment strategy shifted to incorporate a more barbelled approach rather than a bulleted approach, given prevailing Federal Reserve Board monetary policy and the technical factors influencing the longer end of the curve. We reduced the Program's exposure in the two-year--five-year sector in favor of short-term floating rate securities and cash. Additionally, we increased the Program's expo-sure at the longer end of the curve, although corporate exposure was focused in the ten-year sector, with 30-year exposure emphasizing Treasury securities and agency issues with a spread to US Treasury issues. With regard to our corporate strategy, we believed the ten-year sector offered greater relative value given the flatness of the ten-year--30-year corporate credit curve. However, by the middle of the second quarter, we shifted our investment strategy to incorporate a more bulleted portfolio approach. Looking forward, we recommitted some assets out of cash and the 30-year sector and back into the two-year--ten-year sector of the yield curve. During the early part of the six-month period, we reduced the Program's allocation to BBB-rated issues by 3%, given our belief that this sector was likely to underperform A-rated issues in the near term. However, our recent strategy has incorporated a greater emphasis on benchmark BBB-rated issues given our belief that the Federal Reserve Board is moving toward a neutral monetary policy.

With respect to security specific issues, the Program held an overweighted position in real estate investment trusts, railroads, energy-related issuers, airlines, life insurers, retailers and defense contractors. During the later part of the period, we began to reduce the Program's holdings in retailers and airlines, while adding to our holdings in defense contractors. Furthermore, we brought our overweighting in the finance sector to a market neutral position, using the proceeds to bring our underweighted position in the industrial sector also to a market neutral position. Going forward, we intend to continue to look to reverse an overweighting we had in the overall finance sector, with reallocation back to the industrial sector. Spreads for industrials have become very attractive to us, and we want to be in a position to benefit from any cyclical upswing that may occur in that sector.

In Conclusion
We appreciate your investment in The Corporate Fund Accumulation
Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



August 10, 2000


The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 6/30/00                  +1.81%
Five Years Ended 6/30/00            +4.73
Ten Years Ended 6/30/00             +6.84


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                                    June 30, 2000
                S&P     Moody's    Face
Industry       Rating    Rating   Amount                        Issue                                          Value
                                             US Government Obligations

US Government   AAA     Aaa    $1,250,000    US Treasury Bonds, 6.125% due 8/15/2029                         $ 1,262,500
Obligations--                                US Treasury Notes:
6.1%            AAA     Aaa       500,000     6.25% due 10/31/2001                                               498,435
                AAA     Aaa     1,800,000     6.125% due 12/31/2001                                            1,791,288

                                             Total US Government Obligations
                                             (Cost--$3,530,529)--6.1%                                          3,552,223


                                             Corporate Bonds & Notes

Asset-Backed    AA+     Aa3     1,000,000    Continental Airlines, 7.056% due 3/15/2011                          937,670
Securities**--
1.6%

Banks &         A+      Aa2     1,000,000    Bank of America, 7.125% due 5/12/2005                               972,600
Thrifts--17.6%  AA-     Aa2     1,000,000    Citigroup Inc., 5.80% due 3/15/2004                                 953,390
                A-      A1        400,000    First Chicago Corp., 8.875% due 3/15/2002                           408,624
                A       Aa3     2,000,000    First Interstate/Wells Fargo Company, 9.90% due 11/15/2001        2,066,300
                A       A2      1,000,000    First National Bank of Boston, 7.375% due 9/15/2006                 976,360
                BBB+    a2        750,000    Fleet Capital Trust II, 7.92% due 12/11/2026                        651,847
                A       A1      1,000,000    HSBC Holdings PLC, 7.50% due 7/15/2009                              980,470
                A       A2      1,000,000    HSBC USA Inc., 7% due 11/01/2006                                    955,210
                A-      a1      1,000,000    Mellon Capital II, 7.995% due 1/15/2027                             903,530
                                             Merita Bank Ltd.:
                A-      A1        500,000     6.50% due 1/15/2006                                                472,045
                A-      A1      1,000,000     6.50% due 4/01/2009                                                908,290
                                                                                                             -----------
                                                                                                              10,248,666

Financial       A       A2      1,000,000    Ford Motor Credit Company, 7.50% due 3/15/2005                      995,050
Services--      A       A2      1,000,000    General Motors Acceptance Corp., 9% due 10/15/2002                1,030,330
Captive--3.5%                                                                                                -----------
                                                                                                               2,025,380

Financial       A+      Aa3       500,000    Associates Corporation of North America, 7.40% due
Services--                                   5/15/2006                                                           493,895
Consumer--
0.8%

Financial       BBB+    A3        750,000    ERP Operating LP, 7.125% due 10/15/2017                             645,150
Services--      A+      A1      1,000,000    Goldman Sachs Group Inc., 7.50% due 1/28/2005                       992,430
Other--7.7%     A       A3        500,000    Lehman Brothers, 7.625% due 6/01/2006                               488,100
                A       A3        500,000    Lehman Brothers Holdings, Inc., 8.25% due 6/15/2007                 499,655
                AA-     Aa3       800,000    Morgan Stanley Group, 8.33% due 1/15/2007                           823,136
                BBB+    Baa1    1,000,000    PaineWebber Group Inc., 8.875% due 3/15/2005                      1,029,080
                                                                                                             -----------
                                                                                                               4,477,551


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                        June 30, 2000
                S&P     Moody's    Face
Industry       Rating    Rating   Amount                        Issue                                          Value
                                             Corporate Bonds & Notes (continued)
Industrial--    A+      A1     $1,000,000    Anheuser-Busch Companies Inc., 7.50% due 3/15/2012              $   996,420
Consumer        BBB     Baa1    1,500,000    Dillard's, Inc., 6.08% due 8/01/2010 (a)                          1,495,620
Goods--         A       A2        386,520    Disney Custom Repackaged Asset Vehicle-403, 6.85% due
15.9%                                        1/10/2007 (b)**                                                     381,998
                AAA     Aaa     2,000,000    Johnson & Johnson, 8.72% due 11/01/2024                           2,151,780
                A+      A1      1,125,000    May Department Stores Company, 10.625% due 11/01/2010             1,357,020
                A       A2      1,000,000    Phillip Morris Companies, Inc., 9% due 1/01/2001                  1,002,610
                A-      A3      2,000,000    Sears, Roebuck & Co., 6.25% due 1/15/2004                         1,893,720
                                                                                                             -----------
                                                                                                               9,279,168

Industrial--    AA+     Aa1     1,500,000    BP America Inc., 9.375% due 11/01/2000                            1,510,965
Energy--5.7%    A-      A3      1,000,000    Burlington Resources, 7.375% due 3/01/2029                          927,660
                A-      A3      1,000,000    Conoco Inc., 6.95% due 4/15/2029                                    909,040
                                                                                                             -----------
                                                                                                               3,347,665

Industrial--    A+      A1      1,000,000    Chrysler Corp., 7.45% due 3/01/2027                                 959,530
Manufactur-     A+      A1      2,000,000    DaimlerChrysler North America Holdings Corp., 7.75% due
ing--9.9%                                    6/15/2005                                                         2,017,400
                A+      A1        400,000    Motorola Inc., 7.50% due 5/15/2025                                  399,320
                A       A2      2,000,000    Textron Inc., 6.375% due 7/15/2004                                1,907,440
                A+      A2        500,000    United Technologies Corporation, 6.625% due 11/15/2004              491,125
                                                                                                             -----------
                                                                                                               5,774,815

Industrial--    A       A2      1,000,000    Computer Sciences Corp., 6.25% due 3/15/2009                        876,080
Services--
1.5%

Transporta-     A-      A3      1,000,000    Southwest Airlines Co., 7.875% due 9/01/2007                      1,000,070
tion--1.7%

Utilities--     AA-     A1        500,000    AT&T Corporation, 6% due 3/15/2009                                  444,605
Communica-      AA-     Aa3       500,000    Ameritech Capital Funding, 6.45% due 1/15/2018                      429,795
tion--7.3%      A+      Aa3     2,000,000    GTE California, Inc., 8.07% due 4/15/2024                         1,874,960
                A-      A2        500,000    Vodafone Airtouch PLC, 7.875% due 2/15/2030 (b)                     489,364
                A-      A3      1,000,000    WorldCom, Inc., 8.25% due 5/15/2010                               1,025,810
                                                                                                             -----------
                                                                                                               4,264,534


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                        June 30, 2000
                S&P     Moody's    Face
Industry       Rating    Rating   Amount                        Issue                                          Value
                                             Corporate Bonds & Notes (concluded)

Utilities--     A       A3     $1,000,000    Duke Capital Corp., 7.50% due 10/01/2009                        $   985,160
Electric--6.6%  AA-     A1      1,000,000    PG&E Corp., 7.25% due 8/01/2026                                     874,120
                A-      A3        500,000    Pennsylvania Power & Light Co., 6.125% due 5/01/2006 (a)            494,820
                A       A1        500,000    South Carolina Electric & Gas, 7.50% due 6/15/2005                  501,370
                A       A2      1,000,000    Virginia Electric & Power Co., 8.625% due 10/01/2024                981,190
                                                                                                             -----------
                                                                                                               3,836,660

Yankee          BBB     Baa3    1,000,000    AT&T Canada Inc., 7.65% due 9/15/2006 (2)                           994,350
Corporates*--   A       A2      1,000,000    Ford Capital BV, 9.50% due 6/01/2010 (1)                          1,095,940
11.5%           A+      A1      1,500,000    Grand Metropolitan Investment Corp., 9% due 8/15/2011 (1)         1,629,000
                A+      A2      2,000,000    Hydro-Quebec, 7.375% due 2/01/2003 (2)                            2,001,620
                A-      A3      1,000,000    Israel Electric Corp. Ltd., 7.75% due 3/01/2009 (2)(b)              967,724
                                                                                                             -----------
                                                                                                               6,688,634

                                             Total Corporate Bonds & Notes
                                             (Cost--$54,640,804)--91.3%                                       53,250,788

                                                    Short-Term Securities

Repurchase                        507,000    Warburg Dillon Read LLC, purchased on
Agreements ***--0.9%                         6/30/2000 to yield 6.55% to 7/03/2000                               507,000

                                             Total Short-Term Securities (Cost--$507,000)--0.9%                  507,000

                                             Total Investments (Cost--$58,678,333)--98.3%                     57,310,011

                                             Other AssetsLess Liabilities--1.7%                                  984,261
                                                                                                             -----------
                                             Net Assets--100.0%                                              $58,294,272
                                                                                                             ===========



  *Corresponding industry groups for foreign bonds:
(1)Financial institution.
(2)Industrial; other.
 **Subject to principal paydowns.
***Repurchase Agreements are fully collateralized by US Government
   Obligations.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.


   See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 2000
Assets:
Investments, at value (identified cost--$58,678,333)                                                        $ 57,310,011
Cash                                                                                                                 860
Receivables:
 Interest                                                                                  $  1,143,742
 Capital shares sold                                                                                196        1,143,938
                                                                                           ------------
Prepaid registration fees and other assets                                                                        47,528
                                                                                                            ------------
Total assets                                                                                                  58,502,337
                                                                                                            ------------

Liabilities:
Payables:
 Capital shares redeemed                                                                         43,109
 Investment adviser                                                                              22,270           65,379
                                                                                           ------------
Accrued expenses and other liabilities                                                                           142,686
                                                                                                            ------------
Total liabilities                                                                                                208,065
                                                                                                            ------------

Net Assets                                                                                                  $ 58,294,272
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     29,745
Paid-in capital in excess of par                                                                              62,522,948
Undistributed investment income--net                                                                             149,524
Accumulated realized capital losses on investments--net                                                       (3,039,623)
Unrealized depreciation on investments--net                                                                   (1,368,322)
                                                                                                            ------------
Net Assets--Equivalent to $19.60 per share based on 2,974,495 shares outstanding                            $ 58,294,272
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 2000
Investment Income:
Interest and premium and discount earned                                                                    $  2,185,807
Expenses:
Investment advisory fees                                                                   $    149,813
Transfer agent fees                                                                              83,275
Accounting services                                                                              31,153
Printing and shareholder reports                                                                 22,338
Professional fees                                                                                22,011
Registration fees                                                                                13,764
Custodian fees                                                                                    5,547
Directors' fees and expenses                                                                      4,877
Pricing services                                                                                  2,485
Other                                                                                             1,985
                                                                                           ------------
Total expenses                                                                                                   337,248
                                                                                                            ------------
Investment income--net                                                                                         1,848,559
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                                             (1,248,523)
Change in unrealized depreciation on investments--net                                                            573,775
                                                                                                            ------------

Net Increase in Net Assets Resulting from Operations                                                        $  1,173,811
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        June 30, 2000    Dec. 31, 1999
Operations:
Investment income--net                                                                     $  1,848,559     $  3,841,503
Realized loss on investments--net                                                            (1,248,523)        (832,984)
Change in unrealized appreciation/depreciation on investments--net                              573,775       (5,216,080)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                               1,173,811       (2,207,561)
                                                                                           ------------     ------------
Dividends to Shareholders:
Investment income--net                                                                       (1,698,855)      (3,841,598)
In excess of investment income--net                                                                  --             (180)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                          (1,698,855)      (3,841,778)
                                                                                           ------------     ------------
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                         (4,331,105)      (1,931,117)
                                                                                           ------------     ------------
Net Assets:
Total decrease in net assets                                                                 (4,856,149)      (7,980,456)
Beginning of period                                                                          63,150,421       71,130,877
                                                                                           ------------     ------------
End of period*                                                                             $ 58,294,272     $ 63,150,421
                                                                                           ============     ============

*Undistributed (accumulated distributions in excess of) investment income--net             $    149,524     $       (180)
                                                                                           ============     ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
                                                                    For the Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                 Ended
                                                                      June 30,     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000++     1999++   1998++      1997      1996
Per Share Operating Performance:
Net asset value, beginning of period                                  $  19.77   $  21.62  $  21.13  $  20.69   $  21.59
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .60       1.17      1.19      1.22       1.23
Realized and unrealized gain (loss) on investments--net                   (.21)     (1.84)      .50       .44       (.90)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .39       (.67)     1.69      1.66        .33
                                                                      --------   --------  --------  --------   --------
Less dividends:
 Investment income--net                                                   (.56)     (1.18)    (1.20)    (1.22)     (1.23)
 In excess of investment income--net                                        --         --++++    --        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends                                                           (.56)     (1.18)    (1.20)    (1.22)     (1.23)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  19.60   $  19.77  $  21.62  $  21.13   $  20.69
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                       2.00%+++  (3.14%)    8.24%     8.30%      1.69%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                 1.12%*     1.11%     1.00%      .99%      1.12%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   6.15%*     5.69%     5.60%     5.84%      5.84%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $ 58,294   $ 63,150  $ 71,131  $ 72,381   $ 77,748
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         54%        61%       66%       90%        77%
                                                                      ========   ========  ========  ========   ========

  ++Based on average shares outstanding.
++++Amount is less than $.01 per share.
 +++Aggregate total investment return.
   *Annualized.

    See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral of the Program may be delayed or limited.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential
Securities, Inc., Dean Witter Reynolds Inc. and Salomon Smith
Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The
Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

For the six months ended June 30, 2000, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $2,741 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $31,098,977 and $33,074,383, respectively.

Net realized losses for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(1,248,523)   $(1,368,322)
                                  -----------    -----------
Total                             $(1,248,523)   $(1,368,322)
                                  ===========    ===========


As of June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,368,322, of which $372,428 related to appreciated securities and $1,740,750 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $58,678,333.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                  Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           123,477   $  2,423,403
Shares issued to share-
holders in reinvestment of
dividends                              80,646      1,576,377
                                  -----------   ------------
Total issued                          204,123      3,999,780
Shares redeemed                      (424,502)    (8,330,885)
                                  -----------   ------------
Net decrease                         (220,379)  $ (4,331,105)
                                  ===========   ============



For the Year Ended                                  Dollar
December 31, 1999                     Shares        Amount

Shares sold                           582,428   $ 12,100,729
Shares issued to share-
holders in reinvestment of
dividends                             174,464      3,576,975
                                  -----------   ------------
Total issued                          756,892     15,677,704
Shares redeemed                      (852,690)   (17,608,821)
                                  -----------   ------------
Net decrease                          (95,798)  $ (1,931,117)
                                  ===========   ============


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by FAM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.


6. Capital Loss Carryforward:
At December 31, 1999, the Program had a net capital loss carryforward of approximately $1,590,000, of which $958,000 expires in 2002 and $632,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Arthur Zeikel--Director
Christopher G. Ayoub--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President and
  Treasurer
Ira P. Shapiro--Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286